SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): AUGUST 28, 2003



                             GLOBESPANVIRATA, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                            000-26401                   75-2658218
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


100 SCHULZ DRIVE
RED BANK, NEW JERSEY                                                07701
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (732) 345-7500


                             GLOBESPANVIRATA, INC.
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On August 28, 2003, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated July 15, 2003, between Intersil Corporation ("Intersil") and GlobespanVirata, Inc. ("GlobespanVirata"), GlobespanVirata acquired the Wireless Networking Product Group of Intersil (the "Asset Purchase"). On the closing date, GlobespanVirata paid Intersil $250,000,000 in cash and issued 15,462,185 shares of its common stock to Intersil. The foregoing description of the Asset Purchase is qualified in its entirety by reference to the Asset Purchase Agreement, included as Exhibit 2.1 and incorporated herein by reference and the press release issued by GlobespanVirata on August 28, 2003 announcing the consummation of the asset purchase, a copy of which is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (a)     Financial statements of business acquired.

          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

  (b)     Pro forma financial information.

          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

  (c)     Exhibits.

          Exhibit
          No.       Description
          -------   -----------

          2.1 Asset Purchase Agreement dated July 15, 2003, between Intersil Corporation and GlobespanVirata, Inc. (incorporated by reference to Exhibit 99.2 to GlobespanVirata, Inc.'s Form 8-K, filed with the Securities and Exchange Commission on July 17, 2003, as amended by Form 8-K/A filed with the Securities and Exchange Commission on July 28, 2003).

          99.1      Press Release dated August 28, 2003.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBESPANVIRATA, INC.


                                       By:  /s/ Michael Otner
                                            -----------------------------
                                       Name:  Michael Otner
                                       Title: General Counsel and Secretary

Date: August 28, 2003

                                 EXHIBIT INDEX


          Exhibit
          No.       Description
          -------   -----------

          2.1 Asset Purchase Agreement dated July 15, 2003, between Intersil Corporation and GlobespanVirata, Inc. (incorporated by reference to Exhibit 99.2 to GlobespanVirata, Inc.'s Form 8-K, filed with the Securities and Exchange Commission on July 17, 2003, as amended by Form 8-K/A filed with the Securities and Exchange Commission on July 28, 2003).

          99.1      Press Release dated August 28, 2003.